
250
250
250
250
250
250
250
250
640
200
200
200
2040
300
300
600

SUNTEC 苏州协多力洁净空调工程有限公司 Suzhou SUNTEC Cleanroom & HVAC Engineering Co.,Ltd	设计	印志峰	不锈钢框架		
	审核				
	日期		材料	不锈钢	版本 A
	比例		图号：SUNTEC/DS-B0901-03		